UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
SOLID BIOSCIENCES INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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PROXY STATEMENT SUPPLEMENT
SOLID BIOSCIENCES INC.
NOTICE OF CHANGE OF LOCATION
OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2020
This Supplement relates to the Proxy Statement of Solid Biosciences Inc. (the “Company”), dated April 28, 2020, as previously furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”).
Change in Location of Annual Meeting
Due to the public health impact of the novel coronavirus (COVID-19) outbreak and governmental restrictions limiting the number of people who may gather together, the location of the Annual Meeting of Stockholders of Solid Biosciences Inc., to be held on June 16, 2020 at 8:00 a.m. Eastern Time, has been changed. The Annual Meeting will be held over the internet in a virtual meeting format, via live webcast. You will be able to attend the Annual Meeting only via the webcast.
The time and date of the Annual Meeting have not changed. All references in the Proxy Statement and related proxy materials to the previously scheduled location of the meeting are superseded and replaced by the information contained in this Supplement.
A copy of the press release issued by the Company to announce the virtual meeting is attached.
Additional Information
There is no change to the proposals to be presented to the Company’s stockholders for consideration at the Annual Meeting. A revised Notice of 2020 Annual Meeting of Stockholders, reflecting the change in the location of the meeting to a virtual meeting, is attached.
Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.
If you have any questions about the Proxy Statement, this Supplement or the Annual Meeting, or if you need assistance with voting procedures, including casting or changing your vote, you should contact the Company at 141 Portland Street, Fifth Floor, Cambridge, MA 02139 or by calling (617) 337-4680 or by emailing investors@solidbio.com.
May 22, 2020

SOLID BIOSCIENCES TO HOLD VIRTUAL ANNUAL MEETING OF
STOCKHOLDERS ON JUNE 16, 2020
CAMBRIDGE, Mass., May 22, 2020 (GLOBE NEWSWIRE) – Solid Biosciences Inc. (Nasdaq: SLDB) today announced that, due to the public health impact of the novel coronavirus (COVID-19) outbreak and governmental restrictions limiting the number of people who may gather together, its 2020 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Tuesday, June 16, 2020 at 8:00 a.m. Eastern Time, has been changed to a virtual-only meeting. The virtual-only Annual Meeting is expected to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting.
Stockholders are entitled to participate in and vote at the Annual Meeting if they were a stockholder at the close of business on April 20, 2020, the record date, or hold a legal proxy for the meeting provided by the stockholder’s bank, broker or nominee as of such record date. To access, participate in, and vote at the Annual Meeting at www.virtualshareholdermeeting.com/sldb2020 (the “Annual Meeting Website”), you must enter the control number found on your proxy card, voting instruction form or notice you previously received. Stockholders may submit questions for the Annual Meeting through the virtual meeting platform. Those without a control number may attend as guests of the meeting, but will not have the option to vote or ask questions during the virtual meeting. Additional information regarding the virtual meeting, such as technical support, are included in a proxy supplement that the company has filed today with the Securities and Exchange Commission.
Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.
All stockholders – whether attending the Annual Meeting or not – are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Stockholders may also vote online during the Annual Meeting by following the instructions available on the Annual Meeting Website.
About Solid Biosciences
Solid Biosciences is a life sciences company focused on developing transformative treatments to improve the lives of patients living with Duchenne muscular dystrophy (Duchenne). Disease-focused and founded by a family directly impacted by Duchenne, our mandate is simple yet comprehensive – work to address the disease at its core by correcting the underlying mutation that causes Duchenne with our lead gene therapy candidate, SGT-001. For more information, please visit www.solidbio.com.
Investor Contact:
David Carey
FINN Partners
212-867-1768
David.Carey@finnpartners.com
Media Contact:
Erich Sandoval
FINN Partners
917-497-2867
Erich.Sandoval@finnpartners.com

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
(REVISED)
To be held on June 16, 2020
Dear Stockholders,
You are cordially invited to attend the 2020 annual meeting of stockholders (the “Annual Meeting”) of Solid Biosciences Inc. (the “Company”), which will be held on June 16, 2020 at 8:00 a.m., Eastern Time, by a virtual-only format, solely by means of remote communication, to consider and vote upon the following proposals:
1.
The election of three Class II Directors, Matthew Arnold, Adam Stone and Lynne Sullivan (the “Director Nominees”), to our Board of Directors (the “Board”), each to serve until the 2023 annual meeting of stockholders and until the election and qualification of his or her successor (the “Director Proposal”);

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (the “Auditor Proposal”);
3.	The approval of the Solid Biosciences Inc. 2020 Equity Incentive Plan (the “Plan Proposal”); and
4.	The transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
The location of the Annual Meeting has been changed from its originally scheduled location. The Annual Meeting will be conducted in a virtual-only format, solely by means of remote communication, instead of an in-person meeting. Stockholders will not be able to attend the Annual Meeting in person and will be able to attend the Annual Meeting only via the webcast.
The change in the location of the Annual Meeting is due to the public health impact of the novel coronavirus (COVID-19) outbreak and the governmental restrictions limiting the number of people who may gather together.
We have designed the format of the Annual Meeting to provide stockholders the same rights and opportunities to participate as they would at an in-person meeting.
Our Board has fixed the close of business on April 20, 2020 as the record date for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the Annual Meeting. Stockholders of record at the close of business on the record date can attend the Annual Meeting, including to vote their shares and ask questions, by accessing www.virtualshareholdermeeting.com/sldb2020 shortly prior to the scheduled start of the meeting and entering the 16-digit control number on the proxy card, voting instruction form or notice of availability of proxy materials previously furnished.
The rules and procedures applicable to the Annual Meeting, together with a list of stockholders of record for inspection for any legally valid purpose, will be available for the participating stockholders of record at www.virtualshareholdermeeting.com/sldb2020.
We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. On or about April 28, 2020, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our proxy materials and our 2019 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The Notice contains instructions on how to access those documents and to cast your vote via the Internet or by telephone. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2019 Annual Report to Stockholders. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the 2019 Annual Report to Stockholders by mail. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 8:00 a.m. Eastern Time. Online access to the audio webcast will open 10 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system.
Log-in Instructions. To be admitted to the virtual Annual Meeting, you will need to log-in at www.virtualshareholdermeeting.com/sldb2020 using the 16-digit control number on the proxy card, voting instruction form or notice of availability of proxy materials previously furnished.
Technical Assistance. Beginning 10 minutes prior to, and during, the Annual Meeting, we will have support available to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulty accessing, or during, the virtual meeting, please call the support team at the numbers listed on the web portal at the time of the meeting.
Voting Prior to or at the Annual Meeting. An online portal is available to stockholders at www.proxyvote.com where you can view and download our proxy materials and 2019 Annual Report to Stockholders and vote your shares in advance of the Annual Meeting. You may vote your shares during the Annual Meeting (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/sldb2020 during the meeting. Shares may be voted via the original proxy card or pursuant to the instructions for submitting your proxy via the Internet or telephone that were included in the previously-distributed proxy materials. Stockholders who have already voted do not need to vote again.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible by using one of the methods described in the proxy materials. The proxy card and voting instruction card included with your previously-distributed proxy materials will not be updated to reflect the change in the format of the meeting or the change in the date of the meeting and may continue to be used to vote your shares in connection with the Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS

Ilan Ganot Co-Founder, President and Chief Executive Officer
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JUNE 16, 2020:
Our proxy statement, the proxy card or voting instruction card and our 2019 Annual Report to Stockholders are available at: http://materials.proxyvote.com/83422E. These documents are also available to any stockholder who wishes to receive a paper copy by calling 617-337-4680 or emailing investors@solidbio.com.